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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 29, 2006

                               ERF WIRELESS, INC.
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             (Exact name of registrant as specified in its charter)

          Nevada                     000-27467                  76-0196431
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(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)

         2911 South Shore Boulevard, Suite 100, League City, Texas 77573
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (281) 538-2101

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

On November 29, 2006, the company conducted a Special Stockholder Webcast Conference Call to update stockholders and other investors on the success the company is having in executing its business plan, including new acquisitions, new business growth, financing, revenue growth, and the formation of new partnerships with some of the nation's largest technology leaders.

A replay of the entire webcast conference call will be available on the ERF Wireless, Inc., web site for one year from the date of the event. A link to access replay of the webcast is provided in exhibit 99.2.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following exhibits are furnished as part of this current Report on Form 8-K:

99.1 Press Release dated November 6, 2006.

99.2 Webcast Conference Call Replay

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized.

                                      ERF WIRELESS, INC.

Date: November 30, 2006               By: /s/ Dr. H. Dean Cubley
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                                      Dr. H. Dean Cubley Chief Executive Officer

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                                INDEX TO EXHIBITS

ITEM EXHIBIT
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 99.1 Press Release dated November 6, 2006

 99.2 Webcast Conference Call Replay

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